GENERAL (Tables)	12 Months Ended
Dec. 31, 2020
Lioli Ceramica Pvt Ltd [Member]
Schedule of Purchase Price Allocation

Components of Purchase Price:

Cash	$10,197
Lioli's minority shareholders loan assumed	1,950
Contingent consideration	1,492
Total purchase price	13,639
Less: Cash acquired	65
Net for allocation	13,574

Allocation of Purchase Price:

Net tangible assets (liabilities):
Trade receivables, net	4,729
Prepaid expenses and other current assets	1,133
Inventories, net (1)	7,488
Property, plant and equipment, net (2)	26,937
Other non-current assets	20
Trade payables	(5,007)
Loans (net of Lioli's minority shareholders loan assumed) (3)	(14,083)
Accrued expenses and other current liabilities	(2,969)
Other non-current liabilities	(4,295)
Total net tangible assets	13,953

Identifiable intangible assets:
Customer relationships (4)	2,049
Deferred tax liabilities	(597)
Total identifiable intangible assets acquired	1,452

Goodwill (5)	5,438

Non-controlling interests	(7,269)

Total purchase price allocation	$13,574

F - 15

CAESARSTONE LTD. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share data)

NOTE 1:-GENERAL (Cont.)

(1) Including additional $1,063 fair value to bring the inventory in process to its finished good stage value. Amortization period is through two quarters in accordance with the average inventory turnovers using the straight-line method.

(2) Including additional $10,750 land and buildings fair value in accordance with a third-party appraiser.

(3) As of October 5, 2020 Lioli had a loan from its minority shareholders (the "shareholders loan"), which included in the acquired net tangible assets. According to term of the transaction the Company will assume 55% of the shareholders loan. The assumed shareholders loan is included in the total purchase price and excluded from the loan balance in accordance to ASC 805 requirements.

(4) Customer relationships represent the underlying relationships and agreements with Lioli's customer base. In assessing the value of the Customer Relationships, the Company used an income approach method. The Customer Relationships’ economic useful life is estimated at approximately 5 years, amortized using the straight-line method.

(5) The goodwill is primarily attributable to expected synergies resulting from the acquisition.

Omicron Acquisition [Member]
Schedule of Purchase Price Allocation

Components of Purchase Price:

Cash	$18,862
Less: Cash acquired	32
Net for allocation	18,830

Allocation of Purchase Price:

Net tangible assets (liabilities):
Trade receivables, net	6,178
Prepaid expenses and other current assets	787
Inventories, net	19,462
Property, plant and equipment, net	75
ROU assets and others	22,978
Trade payables	(9,722)
Short-term lease liability	(3,567)
Short-term loan, accrued expenses and other current liabilities	(10,430)
Long-term lease and other non-current liabilities	(19,369)
Total net tangible assets	6,392

Identifiable intangible assets:
Customer relationships (1)	10,144
Deferred tax liabilities	(2,637)
Total identifiable intangible assets acquired	7,507

Goodwill (2)	4,931

Total purchase price allocation	$18,830

(1)Customer relationships represent the underlying relationships and agreements with Omicron's customer base. In assessing the value of the Customer Relationships, the Company used an income approach method. The Customer Relationships’ economic useful life is estimated at approximately 5 years, amortized using the straight-line method.

(2)The goodwill is primarily attributable to expected synergies resulting from the acquisition.